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                                                                  Exhibit 23.3.2

             CONSENT TO BE NAMED AS A DIRECTOR OR EXECUTIVE OFFICER

Do you consent to being named as director or executive officer in the Registration Statement to be filed with the Securities and Exchange Commission on behalf of Brookdale Living Communities, Inc.?

     YES   X            NO
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/s/ Wayne D. Boberg
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Signature



Wayne D. Boberg
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Name


Dated: February 27, 1997